SUPPLEMENT DATED NOVEMBER 15, 2022 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Comstock Select Fund
(the "Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (SAI) of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAI and retain it for future reference.
The following information is added under the heading “Principal Investment Strategies of the Fund” and “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s) and Strategies” in the prospectuses, as applicable:
The Fund is non-diversified, which means it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.
The following information is added under the heading “Principal Risks of Investing in the Fund” in the prospectuses:
Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
The following information is added under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Risks” in the Statutory Prospectus:
Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. Because a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of one or a few issuers’ securities will affect the value of the Fund more than would occur in a diversified fund.
The following information replaces in its entirety the first paragraph appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Classification” in the SAI:
The Trust is an open-end management investment company. Each of the Funds (except for Invesco Comstock Select Fund, Invesco Gold & Special Minerals Fund and Invesco Technology Fund) is classified as “diversified” for purposes of the 1940 Act. Invesco Comstock Select Fund, Invesco Gold & Special Minerals Fund and Invesco Technology Fund are classified as “non-diversified” for purposes of the 1940 Act, which means each Fund can invest a greater percentage of its assets in a small number of issuers or any one issuer than a diversified fund can.
The following information replaces the first sentence of fundamental restriction number (1) under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Fund Policies – Fundamental Restrictions” in the SAI:
(1) The Fund (except for Invesco Comstock Select Fund, Invesco Gold & Special Minerals Fund and Invesco Technology Fund) is a “diversified company” as defined in the 1940 Act.
The following information replaces the first paragraph of non-fundamental restriction number (1) under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Fund Policies – Non-Fundamental Restrictions” in the SAI:
(1) In complying with the fundamental restriction regarding issuer diversification, the Fund (except Invesco Comstock Select Fund, Invesco Gold & Special Minerals Fund and Invesco Technology Fund) will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.
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